SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 12, 2005

HMS Holdings Corp.

(Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Park Avenue South, New York, New York 10016
(Address of principal executive offices, zip code)

(212) 725-7965
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 1.01. Entry Into A Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 99.1

Item 1.01. Entry Into A Material Definitive Agreement.

     (a) On January 12, 2005, HMS Holdings Corp. (the “Company”) entered into an arrangement with Thomas G. Archbold pursuant to which Mr. Archbold was employed with the Company as Senior Vice President and Chief Financial Officer. The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) On January 12, 2005, the Company announced the appointment of Thomas G. Archbold as the Company’s Senior Vice President and Chief Financial Officer. Mr. Archbold has served as the Company’s interim chief financial officer since April 2004. Mr. Archbold, 45, joined the Company in August 2002 as Vice President of Finance and Controller.

     From September 2001 through July 2002, Mr. Archbold worked as a consultant for a start-up telecommunications company. Mr. Archbold previously served as the chief financial officer of Langer Biomechanics Group, Inc. from June 1999 through September 2001. Prior to 1999, Mr. Archbold was employed as a controller at several manufacturing companies and was employed by Ernst & Young LLP from 1982 to 1991. Mr. Archbold is a certified public accountant.

     The Company has agreed to pay Mr. Archbold an annual base salary of $200,000. In the discretion of the Compensation Committee of the Board of Directors, Mr. Archbold will be eligible to receive a bonus of 40% of his base salary upon the attainment of performance-based criteria. In addition, Mr. Archbold will continue to be eligible to participate in the Company’s Long-Term Incentive Stock Plan, as well as the Company’s health, insurance and other employee benefit plans.

     If the Company terminates Mr. Archbold’s employment without “cause,” Mr. Archbold will be entitled to a continuation of salary and group medical insurance for six months following termination of employment.

     There are no familial relationships between Mr. Archbold and any other director or executive officer of the Company. Since the beginning of the Company’s last fiscal year, there have been no transactions between Mr. Archbold or any member of his immediate family and the Company in which the amount involved exceeded $60,000, other than Mr. Archbold’s employment relationship with the Company.

     A copy of the Company’s press release issued to announce the appointment of Mr. Archbold as the Company’s Senior Vice President and Chief Financial Officer is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description
99.1	Press Release of HMS Holdings Corp., dated January 12, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 12, 2005

HMS Holdings Corp.
By:	/s/ William F. Miller III
William F. Miller III
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Thomas G. Archbold
Thomas G. Archbold
Chief Financial Officer (Principal Financial Officer and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of HMS Holdings Corp., dated January 12, 2005